Exhibit 10.2

FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Junior Subordinated Debentures, Series 2006-1

Officer’s Certificate Pursuant to Sections 1.02

and 3.01 of the Indenture

Pursuant to Sections 1.02 and 3.01 of the Indenture dated as of November 22, 2006 (the “Indenture”) between Financial Security Assurance Holdings Ltd. (the “Company”) and The Bank of New York (the “Trustee”), the undersigned officers of the Company hereby certify that the Board of Directors of the Company has, pursuant to Board resolutions dated November 9, 2006, authorized the establishment of a series of Securities, the title of which shall be “Junior Subordinated Debentures, Series 2006-1” (the “Debentures”) and further certify that the terms of the Securities of such series shall be as follows:

(1)                                  Aggregate Principal Amount:  The Series will initially be limited in aggregate principal amount to $300,000,000 (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other securities of the series pursuant to Section 2.03, 3.04, 3.05, 3.06, 9.06 or 11.07 of the Indenture) and subject to the right of the Company to authorize additional amounts of the series.

(2)                                  Issue Price:  99.596% of principal plus accrued interest, if any, from November 22, 2006.

(3)                                  Principal Repayment Dates: Principal will be due and payable as stated in the Form of Debenture attached as Exhibit A.

(4)                                  Interest:  The rates of interest, Interest Payment Dates and Regular Record Dates shall be as stated in the Form of Debenture attached as Exhibit A.

(5)                                  Mandatory Redemption:  There is no obligation of the Company to redeem or repurchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof.

(6)                                  Optional Redemption:  The Debentures shall be redeemable as set forth in the Form of Debenture attached as Exhibit A.

(7)                                  Denominations:  $100,000 and multiples of $1,000 in addition thereto.

(8)                                  Principal on Acceleration:  Not applicable.

(9)                                  Events of Default:  Clauses (1), (3) and (4) of Section 5.01 of the Indenture shall not apply. In addition to clauses (2), (5), (6) and (7) of Section 5.01 of the Indenture, the following clause (1) shall constitute an Event of Default:

(1)                                  default in the payment of interest, including Additional Interest thereon, in full on any Debenture for a period of 30 days after the conclusion of a ten-year period following the commencement of any Deferral Period.

(10)                            Currency:  United States Dollars.

(11)                            Additional Currency: Not applicable.

(12)                            Options for Interest Payments: Not applicable.

(13)                            Currency Conversion: Not applicable.

(14)                            Index, Formula, Etc., for Principal Payments:  Not applicable.

(15)                            Additional Covenants: Not applicable.

(16)                            Global Securities:  The Notes shall be represented by a single Global Security as provided for in the Indenture, to be deposited with The Depository Trust Company, as Depositary.

(17)                            Senior Indebtedness:  Securities of the series shall be subordinated as set forth in the Indenture and as set forth in the Form of Debenture attached as Exhibit A.

(18)                            Listing: None.

(19)                            Alternative Defeasance and Discharge Provisions: Not applicable.

(20)                            Guaranties: Not applicable.

(21)                            Conversion:  Not applicable.

(22)                            Special Rights of Holders: Not applicable.

(23)                            Place of Payment:  The Trustee’s office at 101 Barclay Street, Floor 8W, New York, NY 10286 will be the Place for Payment for the Debentures.

(24)                            Other Terms:  The Securities of the series shall have all other terms set forth in the Form of Debenture attached as Exhibit A.

Pursuant to Section 1.02 of the Indenture, each of the undersigned officers of the Company hereby further certifies that (i) he has read the applicable conditions precedent in the Indenture relating to the establishment of a series of Securities and the issuance thereof; (ii) he has examined the appropriate documentation and made such further investigation as he has deemed to be necessary; (iii) he is of the opinion that he has made such examination and investigation as is necessary to enable him to express an informed opinion with respect to whether or not such conditions precedent have been complied with; and (iv) he is of the opinion that as of the date hereof, all conditions precedent set forth in the Indenture relating to the establishment of the series of Securities designated as the Junior Subordinated Debentures, Series 2006-1 have been complied with and upon delivery by the Company of instructions to the Trustee directing the Trustee to authenticate Securities of such series from time to time, subject to the limitations set forth in the Company order to authenticate dated the date hereof, all conditions precedent for the issuance thereof shall have been complied with.

Capitalized terms used and not otherwise defined herein shall have the meanings set froth in the Indenture.

The terms of the Debentures (including the Form of Debenture) shall be as set forth in Exhibit A, as established pursuant to resolutions duly adopted by the Board of Directors of the Company on November 9, 2006 (a copy of such resolutions being attached hereto as Exhibit B)

IN WITNESS WHEREOF, the undersigned Chief Financial Officer and Secretary of the Company have executed this certificate as of the 22nd of November, 2006.

/s/ Joseph W. Simon
Name:	Joseph W. Simon
Title:	Chief Financial Officer

/s/ Bruce E. Stern
Name:	Bruce E. Stern
Title:	Secretary